UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             SCHEDULE 14A
     Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement.

[   ]   Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to [SEC]240.14a-12

                            Bluefly, Inc.
                            -------------
           (Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid:

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:

           2)  Form, Schedule or Registration Statement No.:

           3)  Filing Party:

           4)  Date Filed:

                            BLUEFLY, INC.
                         42 West 39th Street
                          New York, NY 10018

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Bluefly, Inc. (the "Company"), which will be held on May 29, 2008 at 9:00 a.m., local time, at the Company's offices at 42 West 39th Street, 9th Floor, New York, New York. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

     The   matters  scheduled   to  be   considered  at   the  meeting   are the
election of directors and the approval of the conversion provisions of certain convertible promissory notes.

     The Board of Directors recommends a vote FOR all the proposals being presented at the meeting as being in the best interest of the Company and its stockholders. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

     Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend in person, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

     If you would like additional copies of the proxy material, or if you would like to ask questions about the proposals, you should contact our Investor Relations Department by telephone at (212) 944-8000.

                                     Sincerely,

                                     /s/ DAVID WASSONG
                                     ---------------------------------
                                     DAVID WASSONG
                                     Interim Chairman of the Board

                            BLUEFLY, INC.
                         42 West 39th Street
                       New York, New York 10018
                     ____________________________

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held May 29, 2008
                     ____________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Bluefly, Inc. (the "Company") will be held at 9:00 a.m., local time, on May 29, 2008 at the Company's offices at 42 West 39th Street, 9th Floor, New York, New York, for the following purposes:

  1. To elect ten directors of the Company to hold office until the next annual meeting of stockholders.

  2. To approve the conversion provisions of certain convertible promissory notes.

  3.   To transact such other business as may properly come before the meeting.

     Only holders of record of the Company's Common Stock and the Company's Series F Convertible Preferred Stock at the close of business on April 25, 2008 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

     WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     By Order of the Board of Directors,

                                     /s/ DAVID WASSONG
                                     ----------------------
                                     DAVID WASSONG
                                     Interim Chairman of the Board

April 29, 2008

                            BLUEFLY, INC.
                         42 West 39th Street
                       New York, New York 10018
                     ____________________________

                           PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of Bluefly, Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company to be held at 9:00 a.m., local time, on May 29, 2008 at the Company's offices at 42 West 39th Street, 9th Floor, New York, New York, and at any adjournment thereof. The purposes of the meeting are:

     1. To elect ten directors of the Company to hold office until the next annual meeting of stockholders.

     2. To approve the conversion provisions of certain convertible promissory notes (the "Note Conversion Provisions").

     3. To transact such other business as may properly come before the meeting.

     If proxy cards in the accompanying form are properly executed and returned, the shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and shares of the Company's Series F Preferred Stock, par value $.01 per share (the "Series F Preferred Stock," and, together with the Common Stock, the "Voting Stock"), represented thereby will be voted as instructed on the proxy card. If no instructions are given, such shares will be voted (i) for the election as directors of the nominees of the Board of Directors named below;
(ii)  for the  approval of  the Note  Conversion Provisions;  and (iii)  in the
discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a stockholder of record prior to its exercise upon written notice to the Secretary of the Company, or by the vote of such stockholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement and accompanying form of proxy card is April 29, 2008.

     The Company effected a 1-for-10 reverse stock split of its Common Stock on April 3, 2008. All share numbers in this Proxy Statement are presented after giving effect to the reverse stock split, despite the fact that such split did not occur until after the end of the 2007 fiscal year.

                                     VOTING

     Holders of record of Voting Stock as of the close of business on April 25, 2008 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the stockholders at the meeting. Each share of Series F Preferred Stock entitles the holder thereof to the number of votes equal to the number of shares of Common Stock (rounded up to the nearest whole number) into which such share is convertible as of the Record Date. As of the Record Date, each share of Series F Preferred Stock was convertible into approximately 121.95 shares of Common Stock and, therefore, entitles the holder thereof to 122 votes on all matters to come before the meeting. None of the Voting Stock is entitled to cumulative voting.

     Holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. As of the Record Date, there were 13,276,998 shares of Common Stock outstanding, each entitled to one vote and 571 shares of Series F Preferred Stock, each entitled to 122 votes. The total number of votes entitled to be cast at the meeting is, therefore, 13,346,685. Abstentions and so-called "broker non-votes" (instances in which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The favorable vote of a plurality of the votes cast by holders of shares of Voting Stock, present in person or represented by proxy at the meeting, voting together as a class, is necessary to elect the nominees for the directors of the Company. The favorable vote of a majority of the votes cast by holders of shares of Voting Stock, present in person or represented by proxy at the meeting, voting together as a class, is necessary to approve the Note Conversion Provisions.

Abstentions and broker non-votes will not be counted as votes cast with respect to, and therefore will have no effect on, any of the matters. The Board of Directors recommends a vote FOR each of the proposals set forth above.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Ten directors are to be elected at the meeting to serve until the next annual meeting of stockholders. The Board of Directors has recommended the persons named in the table below as nominees for election as directors. All such persons are presently directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

                   NOMINEES FOR DIRECTOR; PREFERRED DESIGNEES
               Name of Director           Age     Director of the
                                                  Company Since

               Riad Abrahams               30     2007 to present

               Barry Erdos                 64     2005 to present

               Ann Jackson                 56     2005 to present

               Martin Miller               78     1991 to present

               Neal Moszkowski             42     1999 to present

               Christopher G. McCann       47     2005 to present

               lissa Payner                49     2003 to present

               Anthony Plesner             49     2008 to present

               David Wassong               37     2001 to present

               Lawrence J. Zigerelli       49     2008 to present

Riad Abrahams has served as a director since August 2007. Mr. Abrahams previously served as a director of the Company from August 2006 to October 2006. He has served as a Managing Partner and co-founder of BlackSwan Partners, a private equity firm, since October 2006. Prior thereto, from 2001 to 2006, Mr. Abrahams was a Managing Director at Maverick Capital, working in the retail sector. From 1999-2001, Mr. Abrahams worked in the Principal Investment Area at The Blackstone Group. Mr. Abrahams is a graduate of Harvard Business School and Harvard College. He also serves on the board of Ali Wing, Inc. d/b/a giggle.

Barry Erdos has served as the Company's President and Chief Operating Officer since January 2008 and as a director since February 2005. From April 2004 to January 2007, Mr. Erdos was President and Chief Operating Officer of Build a Bear Workshop, Inc., a specialty retailer of plush animals and related products. Mr. Erdos was a director of Build a Bear Workshop, Inc. from July 2005 until January 2007. Mr. Erdos was the Chief Operating Officer and a director of Ann Taylor Stores Corporation and Ann Taylor Inc., a women's apparel retailer, from November 2001 to April 2004. He was Executive Vice President, Chief Financial Officer and Treasurer of Ann Taylor Stores Corporation and Ann Taylor Inc. from 1999 to 2001. Prior to that, he was Chief Operating Officer of J. Crew Group, Inc., a specialty retailer of apparel,shoes and accessories, from 1998 to 1999.

Ann Jackson has served as a director since August 2005. Since February 2007, Ms. Jackson has served as the EVP, Global Director of Business Development of Sotheby's. From 2005 to 2007, Ms. Jackson was the Chief Executive Officer of WRC Media, Inc. From 2003 to 2005, Ms. Jackson was a partner at Ripplewood Holdings, a private equity fund. From 1980 to 2003, Ms. Jackson worked in various departments and publications at Time, Inc. From 2002 to 2003, she served as Group President of InStyle, Real Simple, Parenting and Essence Magazines. She is the founding publisher of InStyle, which launched in 1994. During her tenure at Time, Inc., Ms. Jackson also held positions in corporate finance, direct mail for Time-Life Books Europe, served as business manager for Money Magazine and general manager for Sports Illustrated and People.

Martin Miller has served as a director since July 1991. Since July 1999, Mr. Miller has served as the President of The Terbell Group, Inc., a consulting company. From October 1997 to April 2003, Mr. Miller had been a partner in the Belvedere Fund, L.P., a fund of hedge funds.

Neal Moszkowski has served as a director since August 1999. Since April 2005, Mr. Moszkowski has served as co-Chief Executive Officer of TowerBrook Capital Partners L.P. ("TowerBrook"), a private equity investment company. Prior to the formation of TowerBrook, Mr. Moszkowski was Co-Head of Soros Private Equity, the private equity investment business of Soros Fund Management LLC, where he served since August 1998. From August 1993 to August 1998, Mr. Moszkowski
worked for Goldman, Sachs & Co., where he served as a Vice President and Executive Director in the Principal Investment Area. Mr. Moszkowski currently serves as a director of JetBlue Airways Corporation, WellCare Health Plans, Inc., Integra Life Sciences Holdings Corporation and Spheris, Inc.

Christopher G. McCann has served as a director since February 2005. Since September 2000, Mr. McCann has been the President of 1-800-flowers, a leading retailer of floral products and other gifts, and prior to that was that
company's  Senior Vice  President. Mr.   McCann has  been a  director of  1-800
-flowers since its inception. Mr. McCann serves on the board of directors of Neoware, Inc., a provider of software, services and solutions to enable thin client appliance computing, and is a member of the Board of Trustees of the Marist College.

Melissa Payner, has served as the Company's President since September 2003 and became Chief Executive Officer in August 2004. From December 2000 to March 2003, Ms. Payner served as CEO and President of Spiegel Catalog. She was also a board member of The Spiegel Group, Inc. ("Spiegel") from December 2000 to March 2003. From 1997 to 2000, Ms. Payner was the Senior Vice President of Merchandising and Advertising of Spiegel. From 1995 to 1997, Ms. Payner was President and a board member of Chico FAS, Inc. Ms. Payner has also held senior executive positions with Guess?, Inc., Pastille (a Division of Neiman Marcus) and Henri Bendel.

Anthony Plesner was appointed to the board in February 2008. Mr. Plesner has served as Chief Financial Officer and Chief Administrative Officer of Intralinks, Inc., a provider of online workspaces for secure document exchange, since April 2005. From August 2004 to March 2005 he worked as an independent consultant through Snap Solutions. From January 2003 to July 2004 he served as Chief Financial Officer and Chief Operating Officer of The NewsMarket, an online video archive and delivery platform. From January 2000 to December 2002 he served as President and Chief Operating Officer of 24/7 Real Media, Inc., a NASDAQ-listed provider of interactive marketing and technology services. Prior to that, he served as Senior Vice President of Finance and Business Development at Medscape, Inc. Mr. Plesner holds a Bachelor of Arts in Economics from the University of Manchester in England, and a Master of Business Administration from the University of Pittsburgh.

David Wassong has served as a director since February 2001 and became Interim Chairman of the Board in February 2007. Mr. Wassong is currently a managing director at Soros Fund Management LLC ("SFM") and previously was a partner of Soros Private Equity which he joined in June 1998. Prior to joining Soros Private Equity, from July 1997 to June 1998, Mr. Wassong was Vice President, and previously Associate, at Lauder Gaspar Ventures, LLC, a media, entertainment and telecommunications-focused venture capital fund.

Lawrence J. Zigerelli was appointed to the board in March 2008. From January 2007 to January 2008 he acted as Chairman of the Board and Chief Executive Officer of Levitz Furniture, which filed for Chapter 11 bankruptcy protection in November 2007. Prior thereto, Mr. Zigerelli served as a retail consultant to Prentice Capital Management, L.P. ("Prentice"). He began his career with Procter & Gamble in 1980 and rose to the position of Vice President and General Manager of Puerto Rico/Caribbean, food and beverage for Latin America. In 1999, he joined drug store CVS Corp. as

Executive Vice President of Corporate Development and eventually added the role of Executive Vice President of Marketing. In September 2002, he joined supercenter retailer Meijer Inc. as Senior Vice President of Marketing and Merchandising. He became President and a member of the Board of Directors of Meijer in April 2005 and served in that capacity until November 2006. He also serves on the Board of Directors of True Value Company, a hardware retailer. Mr. Zigerelli holds a Bachelor of Science degree in administrative science from Yale University.

                              CORPORATE GOVERNANCE

     The Board of Directors reviewed the independence of each of the Company's directors in March 2008 on the basis of the standards adopted by Nasdaq. During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq rules. As a result of this review, the Board of Directors affirmatively determined that each of the Company's directors other than Ms. Payner and Mr. Erdos are "independent directors" within the meaning of the Nasdaq rules.

     During the fiscal year ended December 31, 2007, the Board of Directors met 5 times and acted by unanimous written consent 4 times. Each of the director attended 75% or more of the aggregate number of meetings of the Board of Directors and committee(s) on which he or she served during the 2007 fiscal year except for Ms. Jackson, who only attended 67% of the total meetings. The Company does not have a policy with regard to the attendance by directors at the Company's annual meeting of stockholders. Ms. Payner and Mr. Wassong attended last year's annual meeting of stockholders.

     The Board of Directors has established an Audit Committee ("Audit Committee") in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is comprised of Anthony Plesner, Chris McCann and Martin Miller. Mr. Plesner acts as Chairman of the Audit Committee. The Audit Committee is responsible for the appointment of the Company's outside accountants, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions. The duties of the Audit Committee are fully set forth in the charter adopted by that committee, a copy of which is filed as Annex A to this Proxy Statement. The Board has determined that Mr. Plesner is an "audit committee financial expert," as defined by Item 407(d) of Regulation S-K of the Exchange Act, and that each member of the Audit Committee is "independent," as required by the Exchange Act and the Nasdaq Marketplace Rules (the "Nasdaq
Rules"). During the fiscal year ended December 31, 2007, the Audit Committee met 4 times and did not act by unanimous written consent.

     The  Compensation   Committee  has   three  members,   consisting  of  Neal
Moszkowski, Lawrence Zigerelli and Riad Abrahams, and met 1 time and acted by unanimous written consent 5 times in fiscal 2007. The Compensation Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the Nasdaq Rules. The Compensation Committee does not have a written charter.

The Compensation Committee's responsibilities include, among other duties, the responsibility to:

 o establish the base salary, incentive compensation and any other compensation for the officers of the Company;

 o monitor the Company's management incentive and stock based compensation plans, retirement and welfare plans and discharge the duties imposed on the Compensation Committee by the terms of those plans; and

 o perform other functions or duties deemed appropriate by the Board of Directors.

     The agenda for meetings of the Compensation Committee is determined by its Chairman. The Compensation Committee reports directly to the Board of Directors. The Compensation Committee has the authority to engage and from time to time has engaged independent consultants to advise on particular aspects of compensation.

     The Compensation Committee has authority to retain, terminate and approve fees for advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside consultants by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee.

     The Board of Directors also established a Nominating and Governance Committee ("Nominating Committee"), consisting of David Wassong and Anthony Plesner. The purposes of the Nominating Committee are to assist the Board of Directors by identifying individuals qualified to become directors, and setting criteria for, and evaluating, candidates for director nominees, and to recommend to the Board of Directors the director nominees for election at the annual meetings of stockholders or for appointments to fill vacancies; recommend to the Board of Directors nominees for each committee of the Board; advise the Board of Directors about appropriate composition of the Board and its committees; advise the Board of Directors about and recommend to the Board of Directors appropriate corporate governance practices and to assist the Board of Directors in implementing those practices; lead the Board of Directors in its annual review of the performance of the Board of Directors and its committees; and perform such other functions as the Board of Directors may assign to it from time to time. The duties of the Nominating Committee are fully set forth in the charter adopted by that committee, a copy of which was included as Annex B to this Proxy Statement. The Nominating Committee met one time during 2007 and did not act by unanimous written consent during 2007.

     The Nominating Committee will consider many factors when evaluating candidates for the nomination to the Board of Directors, with the goal of fostering a Board of Directors comprised of directors with a variety of experience and backgrounds. Important factors that will be considered as part of the Nominating Committee's evaluation include (without limitation) diversity, skill, specialized expertise, experience, business acumen, understanding of strategy and policy-setting. Depending upon the Company's then-current needs, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, the Nominating Committee will consider the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity and sufficient time to devote to Company matters.

     The Nominating Committee will consider persons recommended by stockholders as candidates for nomination as a director. In evaluating such nominations, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees. Recommendations should be submitted to the Secretary of the Company. Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who wish to nominate a person for election to the Board of Directors themselves, rather than recommending a candidate to the Nominating Committee for potential nomination by the Board of Directors, must comply with applicable law.

     Communication by stockholders may be made to any or all of the members of the Board of Directors by writing directly to them c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018. All such communications will be relayed to the appropriate members of the Board of Directors.

     The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a "code of ethics" as defined in Item 406 of Regulation S-K, and maintains procedures for the confidential, anonymous submission by employees of complaints regarding the Company's accounting, internal accounting controls, auditing matters and other issues. A copy of the Company's code of ethics is available on the Company's Web site at www.bluefly.com. Any amendment to or waiver of a provision of the code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and relates to elements of the code specified in the rules of the Securities and Exchange Commission will be posted on the Web site.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee met and held discussions with management and PricewaterhouseCoopers LLP ("PwC"). The Audit Committee reviewed and discussed the audited financial statements for fiscal 2007 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The Company's independent registered public accounting firm also provided to the Audit Committee certain written communications and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the independent registered public accounting firm their independence from the Company.

     Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Board that the Company's audited financial statements for fiscal 2007 be included in the Company's Annual Report on Form 10-K for fiscal 2007 filed with the Securities and Exchange Commission.

                                           AUDIT COMMITTEE

                                           ANTHONY PLESNER
                                           CHRISTOPHER G. MCCANN
                                           MARTIN MILLER

                                 SHARE OWNERSHIP

Common Stock

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of the Record Date for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, (as defined under the caption "Executive Compensation" below) and (iv) all directors and Named Executive Officers as a group.

                                                            Number of Shares            Percentage
Name (1)                                                    Beneficially Owned              (2)
--------                                                    ------------------          ----------
Riad Abrahams                                                    1,875(3)                    *
Patrick C. Barry (27)                                          229,803(4)                   1.7%
Barry Erdos                                                      5,437(5)                    *
Ann Jackson                                                      3,500(6)                    *
Bradford Matson                                                 22,242(7)                    *
Martin Miller                                                    5,866(8)(9)                 *
Neal Moszkowski (10)                                             5,125(11)                   *
Christopher G. McCann                                            5,000(12)                   *
Melissa Payner                                                 169,296(13)                  1.3%
Anthony Plesner                                                  1,500(14)                   *
David Wassong (15)                                               6,500(16)                   *
Lawrence Zigerelli                                                   -                       *
SFM Domestic Investments LLC                                   160,506(17)                  1.2%
Quantum Industrial Partners LDC                              4,903,883(18)(19)             36.8%
George Soros                                                 5,064,389(20)                 38.0%
Prentice Capital Offshore, Ltd. (21)                           905,147(22)                  6.8%
S.A.C. Capital Associates, LLC (21)                          1,143,861(23)                  8.6%
Prentice Capital Management, LP (21)                         3,038,627(23)                 22.9%
Michael Zimmerman (24)                                       3,038,627(23)                 22.9%
Maverick Fund, L.D.C. (25)                                   1,322,023(28)                 10.0%
Maverick Fund II, Ltd. (25)                                  1,153,626(29)                  8.7%
Maverick Fund USA, Ltd. (25)                                   582,777(30)                  4.4%
All directors and Named Executive Officers as a group          456,143(26)                  3.4%
12 persons)

______________

 *Less than 1%.

  (1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
  (2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding
       for computing the   percentage ownership of any other person.
  (3) Includes 1,875 shares of Restricted Stock granted under the Company's 1997, 2000 and 2005 Stock Incentive Plans (collectively the "Plans").

  (4) Includes 124,236 shares of Common Stock issuable upon exercise of options granted under the Plans. Excludes 172,716 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.
  (5) Includes 4,500 shares of Common Stock issuable upon exercise of options. Excludes 250,000 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.
  (6) Includes 1,000 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans.
  (7) Includes 8,056 shares of Common Stock issuable upon exercise of options. Excludes 25,189 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.
  (8) Includes 300 shares of Common Stock held by Madge Miller, the wife of Martin Miller, as to which Mr. Miller disclaims beneficial ownership.
  (9) Includes 3,125 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans.
  (10) Mr. Moszkowski's address is c/o, TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York, 10022.
  (11) Includes 3,125 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans. Certain of the options are held for the benefit of QIP.
  (12) Includes 3,500 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans.
  (13) Includes 36,149 shares of Common Stock issuable upon exercise of options granted under the Plans. Excludes 184,593 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.
  (14) Includes 1,500 shares of Restricted Stock granted under the Plans.
  (15) Mr. Wassong's  address is  c/o Soros  Fund  Management  LLC, 888  Seventh
       Avenue, 33rd floor, New York, New York 10106. Mr. Wassong disclaims beneficial ownership of the shares of Common Stock beneficially owned by George Soros, SFMDI and QIP (as defined in notes (17) and (18) below) and none of such shares are included in the table above as being beneficially owned by him.
  (16) Includes 3,500 shares of Common Stock issuable upon exercise of options and 1,500 shares of Restricted Stock granted under the Plans. Certain of the options are held for the benefit of QIP.
  (17) Represents 159,074 shares of Common Stock and 1,432 shares of Common Stock issuable upon exercise of warrants (collectively, the "SFMDI
       Shares") held in the name of SFM Domestic Investments LLC ("SFMDI"). SFMDI is a Delaware limited liability company. George Soros ("Mr. Soros") may also be deemed the beneficial owner of the SFMDI Shares. The principal address of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
  (18) Represents 4,860,115 shares of Common Stock and 43,768 shares of Common Stock issuable upon exercise of warrants (collectively, the "QIP Shares") held in the name of Quantum Industrial Partners LDC ("QIP"). The number of shares beneficially owned by QIP does not include the options held by Messrs. Moszkowski and Wassong held for the benefit of QIP. See notes
       (11) and (16).
  (19) QIP is an exempted limited duration company formed under the laws of the Cayman Islands with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company ("QIH Management"). Soros Fund Management LLC, a Delaware limited liability company ("SFM"), is the sole managing member of QIH Management Mr. Soros may be deemed to have shared voting power and sole investment power with respect to the QIP Shares. Accordingly, each of QIP, QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be the beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
  (20) See (18) and (19) above. The number of shares beneficially owned by Mr. Soros does not include the options held by Messrs. Moszkowski and Wassong held for the benefit of QIP. See notes (11) and (16).

  (21) The address of S.A.C. Capital Associates, LLC, is 72 Cummings Point Road, Stamford, CT 06902. The address of each of Prentice Capital Offshore, Ltd., Prentice Capital Management, LP and Michael Zimmerman is 623 Fifth Avenue, 32nd Floor, New York, New York 10022.
  (22) Prentice Capital Management, LP has investment and voting power with respect to the securities held by Prentice Capital Offshore, Ltd. Mr. Michael Zimmerman is the member of the general partner of Prentice Capital Management, LP. Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any of these securities.
  (23) Pursuant  to an  investment  management agreement  among  S.A.C.  Capital
       Advisors,  LLC,  Prentice  Capital  Management,  LP  and  Mr.  Zimmerman,
       Prentice Capital Management, LP manages an investment account that contains certain securities, including those referenced herein, held by S.A.C. Capital Associates, LLC (the "Managed Account"). The securities in the Managed Account are held in the name of S.A.C. Capital Associates,
       LLC.    Prentice  Capital   Management,  LP   has,  except   in  limited
       circumstances, the power to vote or to direct the vote and to dispose or to direct the disposition of the securities in the Managed Account, including the securities referenced herein. Each of S.A.C. Capital Advisors, LLC, S.A.C. Capital Management, LLC (investment managers to S.A.C. Capital Associates, LLC), S.A.C Capital Associates, LLC and Mr. Steven A. Cohen, who controls each of S.A.C. Capital Advisors, LLC and S.A.C. Capital Management, LLC, disclaim beneficial ownership of any of the securities held in the Managed Account, and each disclaims group ownership with Prentice Capital Management, LP as to the securities held in the Managed Account and as to any other securities that are beneficially owned by Prentice Capital Management, LP or its affiliates. Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any securities held in the Managed Account except to the extent of their pecuniary interest.
  (24) Consists of:   (a) 81,678 shares  held by Prentice  Capital Partners, LP;
       (b) 403,773 shares held by Prentice Capital Partners QP, LP; (c) 905,147 shares held by Prentice Capital Offshore, Ltd. (see note (22) above); (d) 1,143,861 shares held by S.A.C. Capital Associates, LLC (see note (23) above); (e) 200,306 shares held by GPC XLIII, LLC; and (f) 303,862 shares held by PEC I, LLC. Prentice Capital Management, LP and Mr. Zimmerman control the investing and trading in securities held by each of these entities. Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any of these securities.
  (25) Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, has beneficial ownership of the shares held by Maverick Fund USA, Ltd., Maverick Fund, L.D.C. and Maverick Fund II, Ltd. through the investment discretion it exercises over these accounts. Maverick Capital Management, LLC is the
       General Partner of Maverick Capital, Ltd. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC who possesses sole investment discretion pursuant to Maverick Capital Management, LLC's regulations. The address of Maverick Capital, Ltd. and Maverick Capital Management, LLC is 300 Crescent Court, 18th Floor, Dallas, TX 75201; and the address of each of Lee S. Ainslie III, Maverick Fund, L.D.C., Maverick Fund II, Ltd. and Maverick Fund USA, Ltd. is c/o Maverick Capital, Ltd., 300 Crescent Court, 18th Floor, Dallas, TX 75201.
  (26) Includes 260,777 shares of Common Stock issuable upon exercise of options and Restricted Stock. Excludes 382,499 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.
  (27) Mr.  Barry resigned  as an  executive officer  of the  Company in January
       2008.
  (28) Represents 1,313,466 shares of Common Stock and 8,557 shares of Common Stock issuable upon the exercise of warrants held by Maverick Fund, L.D.C.
  (29) Represents 1,146,158 shares of Common Stock and 7,467 shares of Common Stock issuable upon the exercise of warrants held by Maverick Fund II, Ltd.
  (30) Represents 579,004 shares of Common Stock and 3,772 shares of Common Stock issuable upon the exercise of Warrants held by Maverick Fund USA, Ltd.

Series F Preferred Stock

The following table sets forth certain information with respect to the beneficial ownership of the Series F Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series F Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executive Officers, and (iv) all directors and Named Executive Officers as a group.

                                                                      Number of Shares
Name                                                                 Beneficially Owned    Percentage (1)
----                                                                 ------------------    --------------
Riad Abrahams                                                                  -                   -
Patrick C. Barry (3)                                                           -                   -
Barry Erdos                                                                    -                   -
Ann Jackson                                                                    -                   -
Bradford Matson                                                                -                   -
Martin Miller                                                                  -                   -
Neal Moszkowski                                                                -                   -
Christopher G. McCann                                                          -                   -
Melissa Payner                                                                 -                   -
Anthony Plesner                                                                -                   -
David Wassong                                                                  -                   -
Lawrence Zigerelli                                                             -                   -
Portside Growth Opportunity Fund (2)                                          571                 100%
All directors and executive officers as a group (12 persons)                   -                   -

_______________

*Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Ramius Capital Group, LLC ("Ramius Capital") is the investment advisor of Portside Growth and Opportunity Fund ("Portside") and consequently has voting and investment power over securities held by Portside. Ramius Capital disclaims beneficial ownership of the shares held by Portside. Peter
    A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S & Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares.

(3) Mr. Barry resigned as an executive officer of the Company in January 2008.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and all positions and offices with the Company held by the Company's present executive officers.

Name                     Age      Positions and Offices Presently Held
----                     ---      ------------------------------------
Melissa Payner            49      Chief Executive Officer

Barry Erdos               64      President and Chief Operating Officer

Bradford Matson           50      Chief Marketing Officer

Martin Keane              43      Senior Vice President of E-Commerce

Kara B. Jenny             39      Chief Financial Officer

________________

     Following is information with respect to the Company's executive officers who are not also directors of the Company:

Bradford Matson has served as our Chief Marketing Officer since September 2005. Mr. Matson was a marketing executive at Spiegel Catalog from 1981 to 2003, where he held various senior level positions, including Senior Vice President of Advertising and Brand Communications from 2001 to 2003, Vice President of Advertising from 2000 to 2001 and Vice President of Advertising and Marketing for Portfolio SBUs from 1997 to 1999. From 2004 to 2005, Mr. Matson served as Director of Marketing and Communications for the Steppenwolf Theatre Co.

Martin Keane served as the Company's Vice President of Product Development and E-Commerce from January 1999 through September 2004 when he assumed the role of Senior Vice President of E-Commerce. From 1997 to 1999, Mr. Keane was the Design Director for Music Boulevard, an E-Commerce site owned by N2K, Inc. From 1990 to 1997, Mr. Keane served as Regional Manager for APCO Graphics, an architectural graphics company.

Kara B. Jenny has served as the Company's Vice President of Finance from May 1999 until March 2008, when she assumed the role of Chief Financial Officer. Prior to that, she was an Audit Manager at Arthur Andersen LLP. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

                             EXECUTIVE COMPENSATION
Summary Compensation Table

     The  following table  sets forth  information for  the fiscal  years ended
December 31, 2007 and 2006 concerning compensation of (1) all individuals serving as our principal executive officer during the fiscal year ended December 31, 2007 and (2) the two other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2007 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                             Stock         All Other
                                            Salary          Bonus            Awards       Compensation      Total
Name and Principal Position        Year       ($)            ($)            ($) (1)           ($)            ($)
Melissa Payner, President          2007     $500,000      $166,804(2)             --       $62,471(3)      $729,275
  and Chief Executive Officer      2006     $500,000      $944,686(4)     $4,673,992(5)    $48,655(3)    $6,167,333

Patrick C. Barry,                  2007     $350,000      $131,379(6)             --       $10,896(7)      $492,275
  Chief Operating Officer and      2006     $325,000(8)   $395,204(9)     $4,159,569(10)   $   590(7)    $4,880,363
Chief Financial Officer (15)

Bradford Matson, Chief             2007     $350,000      $120,000(11)      $208,478(12)   $12,129(7)      $690,067
   Marketing Officer               2006     $350,000       $60,000(13)      $330,000(14)    $   --         $740,000

(1) For a discussion of the assumptions made in the valuation of the Stock Awards and Option Awards, see Note 9 of the Notes to Financial Statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2007, which accompanies this proxy statement.
(2) Represents: (a) a bonus of $66,804 in order to cover taxes incurred in connection with the vesting of deferred stock units and (b) a bonus of $100,000 bonus awarded in March 2008 for the fiscal year ended December 31, 2007.
(3) Includes $48,000 in connection with a housing allowance and $14,471 and $655 paid in 2007 and 2006 respectively, in connection with life insurance premiums.
(4) Represents: (a) a bonus of $400,000 awarded in June 2006 in connection with the consummation of an equity financing; (b) a bonus of $150,000 awarded in March 2007 for the fiscal year ended December 31, 2006 and
       (c) a bonus of $394,686 awarded in November 2006 in order to cover taxes incurred in connection with the grant of restricted stock referred to in note (5) below.
(5) Represents the value of the following awards granted during the year ended December 31, 2006: (a) 59,125 shares of Restricted Stock granted in November 2006 in exchange for Ms. Payner forfeiting her rights to certain fully vested stock options that would have been exercisable to purchase an aggregate of 166,522 shares of Common Stock; (b) 12,690 Deferred Stock Units granted in November 2006 in exchange for Ms. Payner forfeiting her rights to certain unvested options that would have been exercisable to purchase an aggregate of 23,478 shares of Common Stock; and (c) 420,183 additional Deferred Stock Units granted in November 2006.
(6) Represents: (a) a bonus of a bonus of $59,379 in order to cover taxes incurred in connection with the vesting of deferred stock units; and (b) a bonus of $72,000 awarded in March 2008 for the fiscal year ended December 31, 2007.
(7)    Represents amounts paid in connection with life insurance premiums.
(8) Mr. Barry's annual salary was increased from $300,000 to $350,000 in July 2006.
(9) Represents: (a) a bonus of $200,000 awarded in June 2006 in connection with the consummation of an equity financing; (b) a bonus of $72,000 awarded in March 2007 for the fiscal year ended December 31, 2006; and
       (c) a bonus of $123,204 awarded in November 2006 in order to cover taxes incurred in connection with the grant of restricted stock referred to in note (10) below.
(10) Represents the value of the following awards granted during the year ended December 31, 2006: (a) 26,996 shares of Restricted Stock granted in November 2006 in exchange for Mr. Barry forfeiting his rights to certain fully vested stock options that would have been exercisable to purchase an aggregate of 85,323 shares of Common Stock; (b) 4,583 Deferred Stock Units granted in November 2006 in exchange for Mr. Barry forfeiting his rights to certain unvested options that would have been exercisable to purchase an aggregate of 9,167 shares of Common Stock;
       and (c) 406,269 additional Deferred Stock Units granted in November 2006.
(11) Represents: (a) a bonus of $70,000 awarded in March 2008 for the fiscal year ended December 31, 2007 and (b) a relocation bonus of $50,000.
(12) Represents the value of the following awards granted during the year ended December 31, 2007: (a) 5,186 shares of Restricted Stock granted to Mr. Matson in February 2007 pursuant to the Company's Offer to Exchange, in exchange for Mr. Matson forfeiting his rights to certain fully vested stock options that would have been exercisable to purchase an aggregate of 12,240 shares of Common Stock; and (b) 18,506 Deferred Stock Units granted in February 2007 pursuant to the Company's Offer to Exchange, in exchange for Mr. Matson forfeiting his rights to certain unvested options that would have been exercisable to purchase an aggregate of 27,760 shares of Common Stock;
(13) Represents a bonus of $60,000 awarded in March 2007 for the year ended December 31, 2006.
(14)   Represents the value of 37,500 Deferred Stock Units granted in November
       2006.
(15)   Mr. Barry resigned as an executive officer of the Company in 2008.

Based on the fair value of equity awards granted to named executive officers in 2007 and 2006, and the base salary of the named executive officers: (a) "Salary" accounted for approximately 63% and 11% of the total compensation of the named executive officers in 2007 and 2006, respectively; (b) incentive compensation accounted for approximately 32% and 88% of the total compensation of the named executive officers in 2007 and 2006, respectively; and (c) benefits accounted for approximately 5% and 1% of the total compensation of named executive officers in 2007 and 2006, respectively. Because the value of certain equity awards included below is based on the FAS 123(R) value rather than the fair value, these percentages cannot be derived using the amounts reflected in the applicable table above.

  Employment Agreements

     Melissa Payner

     On November 14, 2006, the Company entered into a thirty-six (36) month employment agreement (the "Payner Agreement") with Melissa Payner providing for her continued service as its Chief Executive Officer and a member of our Board of Directors. The Payner Agreement was effective as of July 1, 2006 and replaced Ms. Payner's prior employment agreement, which would have expired on March 1, 2007. Under the Payner Agreement, Ms. Payner is entitled to an annual base salary of $500,000, subject to increases in the sole discretion of the Compensation Committee. She is also eligible to receive an annual performance bonus based upon the achievement of certain targets to be set for each fiscal year by the Compensation Committee in its sole discretion. The Payner Agreement provided for the grant to Ms. Payner of: (i) a restricted stock award under the Plan for 59,125 shares of Common Stock, plus a cash bonus of approximately
$394,686 intended to compensate her for the income taxes payable on such restricted stock award, in exchange for Ms. Payner forfeiting her right to certain fully vested and out-of-the-money stock options that would have been exercisable to purchase an aggregate of 166,522 shares of Common Stock, (ii) a deferred stock unit award under the Plan for and representing 12,690 underlying shares of Common Stock, in exchange for Ms. Payner forfeiting her right to certain unvested and out-of-the-money stock options that would have been exercisable to purchase an aggregate of 23,478 shares of Common Stock, and (iii) a deferred stock unit award under the Plan for and representing 420,183 shares of Common Stock. The foregoing equity awards, together with stock options previously granted to Ms. Payner, represent approximately 3% of the Company's equity, inclusive of management equity awards and stock options. The restricted stock award referred to in the foregoing clause (i) vested in full on January 1, 2007. A portion of the deferred stock unit awards referred to in the foregoing clauses (ii) and (iii) vest over a one-year period, with the remainder vesting over either a two or three year period. If Ms. Payner's employment is terminated without cause (as defined in the Payner Agreement) or through a constructive termination (as defined in the Payner Agreement), all equity benefits previously granted, including stock options, restricted stock awards and deferred stock unit awards shall be deemed fully vested as of the date of termination, and she would be entitled to receive her base salary through the date of termination, plus unreimbursed business expenses and bonuses that have been earned and awarded but not yet paid, as well as her then-current base salary for a period of twelve (12) months from the date of termination and the reimbursement of the cost of maintaining (or the Company shall maintain) in effect the medical and dental insurance, disability and hospitalization plans, and life insurance policies in which Ms. Payner participates for a period of one-year from the date of termination.

     In the event of a change of control (as defined in the Payner Agreement), any unvested stock options, restricted stock awards and one-half of any deferred stock unit awards granted to Ms. Payner which are outstanding as of the date of the change of control and have not yet vested (the "Payner COC Unvested DSUs") shall be deemed fully vested as of the date of the change of control. The remaining one-half of the Payner COC Unvested DSUs shall vest on the earliest to occur of: (a) the scheduled vesting date and (b) twelve (12) months from the date of the change of control. In the event that Ms. Payner would be subject to tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the payments to her under the Payner Agreement will be reduced to the maximum amount that she could receive without being subject to such tax.

     The Payner Agreement provides Ms. Payner with a monthly housing allowance of $4,000 and an annual allowance of approximately $27,500 for life insurance and supplemental disability insurance. Ms. Payner is subject to certain covenants under the Payner Agreement, including a non-competition covenant covering the term of her employment and an additional period of eighteen (18) months thereafter.

     Patrick C. Barry

     On January 28, 2008 (the "Effective Date"), Mr. Barry resigned from his position as an executive officer of the Company. In connection therewith, the Company and Mr. Barry terminated his previous employment agreement and entered into an employment agreement (the "Barry Agreement") with Mr. Patrick Barry providing for Mr. Barry's continued service with the Company as a non-executive employee. The term of the Barry Agreement commences on the Effective Date and ends on May 2, 2008, unless both parties agree to extend the term. Pursuant to the Barry Agreement, Mr. Barry is entitled to continuation of his current salary of $350,000 per year through May 2, 2008. During the term of the Barry Agreement, Mr. Barry is also entitled to benefits (other than equity grants) comparable in the aggregate to the benefits which Mr. Barry received from the Company as of the Effective Date, including an appropriately prorated portion of the life and disability insurance allowance of $1,458.33 per month. Provided that (a) Mr. Barry does not voluntary terminate employment prior to May 2, 2008 or (b) the Company does not terminate Mr. Barry employment for Cause (as defined in the Barry Agreement) then upon his termination of employment with the Company, Mr. Barry will receive a severance payment equal to nine (9) months salary. Mr. Barry shall also receive an insurance allowance of $17,500 which shall be payable over a twelve (12) month period. In addition, the Company shall maintain in effect, or reimburse Mr. Barry for the cost of maintaining, the medical and dental insurance and disability and hospitalization plans of the Company as well as any Company sponsored life insurance policy in which Mr. Barry participates as of the date of termination for a period of one year from the date of termination. Mr. Barry's unvested stock options that have been granted to Mr. Barry which are outstanding as of the date of termination shall be deemed fully vested as of the date of termination and such stock options shall be exercisable for a period equal to the lesser of (i) one year from the date of Mr. Barry's termination or (ii) the remaining term of the applicable vested stock option. The shares underlying any deferred stock units that have vested through the termination date, shall be delivered to Mr. Barry six (6) months and one day thereafter and any deferred stock units that have not yet vested as of the date of termination shall be forfeited by Mr. Barry.

     Bradford Matson

     In September 2005, the Company entered into an Employment Agreement with Bradford Matson (the "Matson Agreement"). Pursuant to the terms of the Matson Agreement, the Company retained the services of Mr. Matson as the Chief Marketing Officer of the Company for a term of approximately three years and agreed to pay him a base salary of $350,000 per year (subject to discretionary annual increases). The Matson Agreement provided that Mr. Matson was entitled to receive a minimum bonus of $50,000 for the year ended December 31, 2006, and a discretionary bonus for all other years of the agreement. Mr. Matson's actual bonus for the year ended December 31, 2006 was $60,000. Pursuant to the Employment Agreement, the Company also paid for certain relocation expenses and allowances in 2005. In addition, pursuant to the terms of the Matson Agreement, Mr. Matson was issued options to purchase 40,000 shares of the Company's Common Stock (the "Options") under the Plan. In February 2007, Mr. Matson exchanged the Options for 5,168 shares of restricted stock (which vested in full in February 2008) and 18,506 deferred stock units (a portion of which vest in quarterly installments over two years, and a portion of which vest in quarterly installments over three years) pursuant to the terms of the Company's Offer to Exchange, dated January 25, 2007. Under the terms of the Employment Agreement, if Mr. Matson is terminated without cause or constructively terminated, he is entitled to severance payments equal to six months of his base salary.

     In April 2008, the Matson Agreement was amended and restated, extending the term through March 31, 2011. Pursuant to the amended and restated agreement, the Company agreed that, in the event that, prior to December 31, 2008, Mr. Matson opts to terminate his employment by providing the Company with 30 days' written notice and an effective termination date occurring after December 31, 2008, he shall receive a bonus of $116,555 as part of the first regularly scheduled payroll of 2009 in lieu of any other bonuses that would have been paid for the 2008 year. In the event that Matson does not so terminate his employment he will be eligible to receive a bonus for the 2008 year as determined by the Compensation Committee. In addition, for the months from May 2008 through December 2008, the Company will pay up to $9,500 per month for appropriate monthly temporary housing, and will pay Matson a monthly "gross-up" bonus to compensate for any taxes due on such housing allowance.

Outstanding Equity Awards at Fiscal Year End

     The following table sets forth information concerning exercisable and unexercised options and stock that has not vested for each of the Named Executive Officers that is outstanding as of December 31, 2007:

        OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - DECEMBER 31, 2007

                                                  Option Awards                                         Stock Awards
                         -----------------------------------------------------------------    --------------------------------
                                                                                                                     Market
                            Number of          Number of                                        Number of           Value of
                           Securities         Securities                                        Shares or          Shares or
                           Underlying         Underlying                                        Units of            Units of
                          Unexercised         Unexercised         Option                       Stock That          Stock That
                            Options            Options           Exercise       Option          Have Not            Have Not
                              (#)                (#)              Price       Expiration         Vested              Vested
     Name                 Exercisable       Unexercisable          ($)           Date             (#)                  ($)
Melissa Payner              13,754            6,246(1)           $12.60         3/23/2015            --                    --
                            16,666            8,334(2)           $12.00       12/27/20015            --                    --
                                                                                                 12,690               $95,175
                                                                                                280,122            $2,100,915

Patrick C. Barry
      (5)                  100,000               --(3)            $9.10        12/26/2012           --                     --
                             6,867            3,133(1)           $12.60         3/23/2015           --                     --
                            13,332            6,668(2)           $12.00        12/27/2015           --                     --
                                                                                                 4,583                $34,373
                                                                                               270,846             $2,031,345

 Bradford Matson             6,672            3,328(4)           $12.00         9/19/2015           --                     --
                                                                                                25,000               $187,500
                                                                                                18,506               $138,795

(1) The options vested at a rate of 2.778% per month for 36 months beginning 3/23/2003.
(2) The options vested at a rate of 2.778% per month for 36 months beginning 12/27/2005.
(3) The options vested at a rate of 2.778% per month for 36 months beginning 12/26/2002.
(4) The options vested at a rate of 2.778% per month for 36 months, beginning 9/19/2005 after six months.
(5)  Mr. Barry resigned as an executive officer of the Company in January 2008.

Potential Payments Upon Termination or Change-in-Control

     We have entered into agreements that will require us to provide compensation to the Named Executive Officers in the event of a termination of employment or a change in control of us. See "Employment Agreements" for a description of such agreements. The amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below, if their employment were to have been terminated as of December 31, 2007.

     The following table describes and quantifies the estimated payments and benefits that would have been provided upon termination or a change in control of the Company as of December 31, 2007 for Melissa Payner, our President and Chief Executive Officer:

                                                                          Termination
                                                     -----------------------------------------------------------

                                                     Employment     Employment
                                                      Agreement      Agreement
                                                      Severance          No                                        Change in
        Benefits and Payments                            (1)        Severance (2)       Death        Disability    Control (3)
Base Salary                                          $    500,000    $        --    $          --     $     --     $       --
Stock Options (Accelerated Vesting)(4)                         --             --               --           --             --
Restricted Stock (Accelerated Vesting)(4)                      --             --               --           --             --
Deferred Stock Units (Accelerated Vesting)(4)           2,196,093             --               --           --      1,098,047
Insurance Proceeds(5)                                          --             --        3,000,000       90,000             --
Insurance Premiums (Life, Health and Disability)(6)        30,563             --               --           --             --
                                                     ------------     ----------    -------------     --------     ----------
       Total                                         $  2,726,656     $       --    $   3,000,000     $ 90,000     $1,098,047

______

(1) Ms. Payner's employment agreement provides her with the severance payments upon (1) termination of employment by the Company without "Cause" and (2) termination of employment by Ms. Payner as a result of a "Constructive Termination."

       Under the Payner Agreement: (a) "Cause" shall be deemed to occur if Ms. Payner (i) has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of her duties under the Payner Agreement, (ii) has willfully and materially failed to perform her reasonably assigned duties under the Payner Agreement, (iii) has breached the terms and provisions of the Payner Agreement in any material respect or (iv) has failed to comply in any material respect with the Company's written policies of conduct of which she had actual notice, including with respect to trading in securities (subject to a 20-day notice period and opportunity to cure in the case of an event of the type described in clauses (ii)-(iv)); and (b) a "Constructive Termination" shall be deemed to have occurred upon (i) the removal of Ms. Payner from her position as Chief Executive Officer of the Company, (ii) the material breach by the Company of the Payner Agreement, including any material diminution in the nature or scope of the authorities, powers, functions duties or responsibilities of Ms. Payner as Chief Executive Officer and a senior executive officer of the Company (or to the extent that the Company becomes a division or subsidiary of another entity, the authorities, powers, functions, duties or responsibilities of the Chief Executive Officer or senior executive officer of such division or subsidiary (subject to a 30-day notice period and opportunity to cure).

       Receipt of severance benefits is subject to Ms. Payner's execution of a mutual release reasonably acceptable to the Company and Ms. Payner.

(2) This column covers termination of Ms. Payner's employment under her employment agreement under any circumstances not described in note (1) above.

(3) Under the Payner Agreement, a "Change in Control" shall be deemed to occur upon:

           (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided, however, that for purposes of the Payner Agreement, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any affiliate, (ii) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate, (III) any acquisition by Soros or (IV) any acquisition which complies with clauses (A), (B) and (C) of clause (5) below;

           (2) individuals who, on the date of the Payner Agreement, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director, provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

           (3) the dissolution or liquidation of the Company; or

           (4) the sale of all or substantially all of the business or assets of the Company;

           (5) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than fifty percent (50%) of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person or entity (other than Soros or any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

(4) Pursuant to the Payner Agreement: (a) all unvested stock options, deferred stock units and shares of restricted stock granted to Ms. Payner vest upon a termination without "Cause" or a "Constructive Termination; and (b) all stock options, restricted stock and one half of any deferred stock units and granted to Payner which are outstanding as of the date of a Change of Control and have not yet vested ("COC Unvested Awards") shall be deemed to be fully vested as of that date, and (subject to certain tax limitations) the remaining one half of the

       COC Unvested Awards shall vest on the earliest to occur of (x) the scheduled vesting date and (y) twelve (12) months from the date of such Change of Control, subject, in each case, to Ms. Payner's continued employment with the Company on such dates and (z) Ms. Payner's Constructive Termination or termination without Cause following such Change of Control.

       The dollar values in the table assume that the benefit of acceleration of the deferred stock units equals the closing sale price of the Common Stock on December 31, 2007 ($7.50 after giving effect to the reverse stock split) multiplied by the number of shares of Common Stock subject to unvested deferred stock units held by Ms. Payner at December 31, 2007. Options were excluded as they were out of the money, and as of December 31, 2007, all Restricted Stock awards had previously vested.

(5) The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Ms. Payner designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum.

       The disability insurance proceeds represent the annual payout of disability policies for which we pay the premiums.

(6) These premiums are paid by us when due for one year after termination. The numbers in the table are based on the premiums paid in fiscal 2007.

       The following table describes and quantifies the estimated payments and benefits that would have been provided upon termination or a change in control of the Company as of December 31, 2007 for Patrick
C. Barry, who was then our Chief Operating Officer and Chief Financial Officer (Mr. Barry resigned as an executive officer of the Company in January 2008):

                                                                          Termination
                                                     -----------------------------------------------------------

                                                     Employment      Employment
                                                      Agreement       Agreement                                      Change
                                                      Severance      No Severance                                  in  Control
        Benefits and Payments                            (1)             (2)           Death          Disability       (3)
Base Salary                                          $  350,000      $         --   $       --        $       --   $        --
Stock Options (Accelerated Vesting) (4)                      --                --           --                --            --
Restricted Stock (Accelerated Vesting) (4)                   --                --           --                --            --
Deferred Stock Units (Accelerated Vesting) (4)        2,065,724                --           --                --     1,032,862
Insurance Proceeds (5)                                       --                --    4,000,000           215,400            --
Insurance Premiums (Life, Health and Disability)(6)      26,293                --           --                --            --
                                                     ----------      ------------   ----------        ----------   -----------
       Total                                         $2,442,017      $         --   $4,000,000        $  215,400   $ 1,032,862

(1) Mr. Barry's employment agreement provides him with the severance payments upon (1) termination of employment by the Company without "Cause" and (2) termination of employment by Mr. Barry as a result of a "Constructive Termination."

       Under the Barry Agreement: (a) "Cause" shall be deemed to occur if Mr. Barry (i) has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of his duties under the Barry Agreement, (ii) has willfully and materially failed to perform his reasonably assigned duties under the Barry Agreement, (iii) has breached the terms and provisions of the Barry Agreement in any material respect or (iv) has failed to comply in any material respect with the Company's written policies of conduct of which he had actual notice, including with respect to trading in securities (subject to a 20-day notice period and opportunity to cure in the case of an event of the type described in clauses (ii)-(iv)); and (b) a "Constructive Termination" shall be deemed to have occurred upon (i) the removal of Mr. Barry from his positions as Chief Operating Officer and Chief Financial Officer of the Company (it being understood that the removal of Mr. Barry from either such position shall not be deemed a "Constructive Termination"),
       (ii) the material breach by the Company of the Barry Agreement, including any material diminution in the nature or scope of the authorities, powers, functions duties or responsibilities of Mr. Barry as Chief Operating Officer and Chief Financial Officer and a senior executive officer of the Company (or to the extent that the Company becomes a division or subsidiary of another entity, the authorities, powers, functions, duties or responsibilities of the Chief Operating Officer and Chief Financial Officer or senior executive officer of such division or subsidiary (subject to a 30-day notice period and opportunity to cure).

       Receipt of severance benefits is subject to Mr. Barry's execution of a mutual release reasonably acceptable to the Company and Mr. Barry.

(2) This column covers termination of Mr. Barry's employment under his employment agreement under any circumstances not described in note (1) above.

(3) The definition of "Change of Control" under the Barry Agreement is substantially the same as the definition of such term under the Payner Agreement.

(4) Pursuant to the Barry Agreement: (a) all unvested stock options, restricted stock and deferred stock units granted to Mr. Barry vest upon a termination without "Cause" or a "Constructive Termination; and (b) all unvested stock options and all restricted stock and one half of any deferred stock units granted to Barry which are outstanding as of the date of a Change of Control and have not yet vested ("COC Unvested DSUs") shall be deemed to be fully vested as of that date, and (subject to certain tax limitations) the remaining one half of the COC Unvested DSUs shall vest on the earliest to occur of (x) the scheduled vesting date and (y) twelve (12) months from the date of such Change of Control, subject, in each case, to Mr. Barry's continued employment with the Company on such dates and (z) Mr. Barry's Constructive Termination or termination without Cause following such Change of Control.

       The dollar values in the table assume that the benefit of acceleration of the deferred stock units equals the closing sale price of the Common Stock on December 31, 2007 ($7.50 after giving effect to the reverse stock split) multiplied by the number of shares of Common Stock subject to unvested deferred stock units held by Mr. Barry at December 31, 2007. Options were excluded as they were out of the money, and as of December 31, 2007, all Restricted Stock awards had previously vested.

(5) The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Mr. Barry designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum.

       The disability insurance proceeds represent the annual payout of disability policies for which we pay the premiums.

(6) These premiums are paid by us when due for one year after termination. The numbers in the table are based on the premiums paid in fiscal 2007.

         The following table describes and quantifies the estimated payments and benefits that would have been provided upon termination or a change in control of us as of December 31, 2007 for Bradford Matson, our Chief Marketing Officer:

                                                                          Termination
                                                     -----------------------------------------------------------

                                                     Employment     Employment
                                                      Agreement      Agreement
                                                      Severance     No Severance                                   Change in
        Benefits and Payments                            (1)            (2)           Death          Disability     Control
Base Salary                                          $ 350,000       $        --    $       --        $      --    $        --
Insurance Premiums                                      27,527                --            --               --             --
Insurance Proceeds (3)                                      --                --     1,534,677          102,000             --
                                                     ---------       -----------    ----------        ---------    -----------
       Total                                         $ 377,577       $        --    $1,534,677        $ 102,000    $        --

(1) Mr. Matson's employment agreement provides him with the severance payments upon (1) termination of employment by the Company without "Cause" and (2) termination of employment by Mr. Matson as a result of a "Constructive Termination."

       Under the Matson Agreement: (a) "Cause" shall be deemed to occur if Mr. Matson (i) has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of his duties under the Matson Agreement, (ii) has willfully and materially failed to perform his duties under the Matson Agreement, (iii) has willfully or negligently breached the terms and provisions of the Matson Agreement in any material respect or (iv) has failed to comply in any material respect with the Company's written policies of conduct that have been communicated to him, including with respect to trading in securities; and (b) a "Constructive Termination" shall be deemed to have occurred upon (i) the removal of Mr. Matson without his consent from his position as Chief Marketing Officer of the Company or (ii) the material breach by the Company of the Matson Agreement (subject to a 30-day notice period and opportunity to cure).

       Receipt of severance benefits is subject to Mr. Matson's execution of a full release in favor of the company in a form reasonably satisfactory to the Company.

(2) This column covers termination of Mr. Matson's employment under his employment agreement under any circumstances not described in note (1) above.

(3) The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Mr. Matson designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum.

       The  disability  insurance  proceeds  represent  the  annual  payout   of
       disability policies for which we pay the premiums.

Compensation of Directors

     The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2007:

              DIRECTOR COMPENSATION - YEAR ENDED DECEMBER 31, 2007

                                         Fees
                                        Earned
                                        or Paid      Restricted Stock
                                        in Cash           Awards          Total
       Name (1)                           ($)            ($) (2)           ($)

Riad Abrahams (3)                       $    --          $ 9,450         $ 9,450
Barry Erdos (4)                         $18,000          $11,806         $29,806
Michael Gross (5)                       $    --          $ 9,450         $ 9,450
Ann Jackson                             $11,500          $22,050         $33,550
Christopher G. McCann                   $14,500          $ 9,450         $23,950
Martin Miller                           $13,000          $21,306         $34,306
Neal Moszkowski                         $    --          $15,750         $15,750
Alex Rafal (3)                          $    --          $    --         $    --
David Wassong                           $    --          $18,900         $18,900
__________

(1) Melissa Payner is not included in the table because she is also a Named Executive Officer in the Summary Compensation Table above. She receives no additional compensation for her service as one of our directors. Messrs. Plesner and Zigerelli were appointed to the Board of Directors during 2008 and therefore are not included in the table.

(2) Represents the grant date fair values of the following Restricted Stock Awards all of which were issued in accordance with the terms of the 2005
       Plan: 1,125 shares of Restricted Stock issued to Mr. Abrahams on August 6, 2007; 937 shares of Restricted Stock issued to Mr. Erdos on February 23, 2007; 750 shares of Restricted Stock issued to Mr. Gross on February 23, 2007; 750 shares of Restricted Stock issued to Ms. Jackson on February 23, 2007; 1,000 shares of Restricted Stock issued to Ms. Jackson in exchange for stock options pursuant to the Offer to Exchange on February 26, 2007; 750 shares of Restricted Stock issued to Mr. McCann on February 23, 2007; 750 shares of Restricted Stock issued to Mr. Miller on February 23, 2007; 941 shares of Restricted Stock issued to Mr. Miller in exchange for stock options pursuant to the Offer to Exchange on February 26, 2007; 750 shares of Restricted Stock issued to Mr. Moszkowski on February 23, 2007; 500 shares of Restricted Stock issued to Mr. Moszkowski in exchange for stock options pursuant to the Offer to Exchange on February 26, 2007; and 1,500 shares of Restricted Stock issued to Mr. Wassong on February 23, 2007.

(3) Mr. Rafal resigned as a director in August 2007 and was replaced by Mr. Abrahams.

(4) Mr. Erdos was appointed as the Company's President and Chief Operating Officer in January 2008 and accordingly no longer receives separate compensation for his service as a director. However, Mr. Erdos did not hold such positions during 2007, and therefore received compensation for his service as a director during 2007.

(5)   Mr. Gross resigned as a director of the Company in March 2008.

         The Company's independent, outside non-employee directors (other than the directors who are designated under the Company's Voting Agreement with Soros, Maverick and Prentice) are paid a cash stipend of $1,500 for each board or committee meeting attended in person (and, in the case of the Audit Committee Chairman, $2,000 per audit committee meeting) and are reimbursed for expenses incurred on behalf of the Company. In addition, each such director is paid an annual retainer of $10,000 at the first regularly scheduled Board meeting of each fiscal year. The maximum aggregate stipend and retainer paid to any such director in a year is $16,000 (or, in the case of the Audit Committee Chairman, $18,000).

        Under the terms of the Plan, each non-employee director (including the directors designated under the Voting Agreement by Soros, Maverick and Prentice) receives a restricted stock grant of 1,125 shares of Common Stock (1,875 shares in the case of the Chairman of the Board and 1,500 shares in the case of the Chairman of the Audit Committee) at the time of the first regularly scheduled Board meeting after such director is appointed to the Board of Directors and an annual restricted stock grant of 750 shares of Common Stock (1,500 shares in the case of the Chairman of the Board and 937 shares in the case of the Chairman of the Audit Committee) at the first regularly scheduled Board meeting of each fiscal year (even if such director is receiving a restricted stock grant in connection with his or her appointment at such meeting). All such restricted stock grants vest on the one year anniversary of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section  16(a)  of the  Securities  Exchange Act  of  1934 requires  our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to us during or with respect to fiscal 2007, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2007 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

Certain Relationships and Related Transactions

Review and Approval of Related Person Transactions

        Our Code of Ethics and Standards of Business Conduct applies to all directors and employees (including our named executive officers). Under the Code of Ethics and Standards of Business Conduct, all employees are required to take all reasonable efforts to identify actual or potential conflicts of interest between Company interests and their personal or professional relationships and to bring such conflicts to the attention of the Company's counsel. Members of the Board of Directors who have any personal interest in a transaction upon which the Board of Directors passes are required to disclose such interest to the other directors and to recuse themselves from participation in any decision in which there is a conflict between their personal interests and our interests.

        Our Audit Committee reviews any related party transaction and transactions involving conflicts of interest with officers and directors whenever possible in advance of the creation of such transaction or conflict, unless either the Compensation Committee or a another committee of the Board of Directors, consisting of independent directors has previously reviewed such transaction.

        Related Person Transactions

        Subordinated Debt Financing Commitment
        --------------------------------------

        In March 2008, we entered into an agreement (the "Commitment") with affiliates of Soros Fund Management LLC ("Soros") and private funds associated with Maverick Capital, Ltd. ("Maverick") pursuant to which they agreed to provide up to $3 million of debt financing to us, on a standby basis, during the next year, provided that the commitment amount will be reduced by the gross proceeds of any equity financing consummated during the year. As of the Record Date, Soros and Maverick owned 38% and 23%, respectively, of our issued and outstanding shares of Common Stock. We can draw down debt in one or more tranches, provided that our cash balances are less than $1 million at the time of any draw down. The draw downs will be evidenced by subordinated convertible notes (the "Subordinated Notes") that have a term expiring on the later of June 26, 2011 and three years from the date of issuance of the Subordinated Notes and bear interest at the rate of 8% per annum, compounded annually. Interest is payable upon maturity or conversion. The Subordinated Notes are convertible (subject to approval of the Note Conversion Provisions as described in Proposal No. 2), at the holder's option (a) into equity securities that the Company might issue in any subsequent round of financing at a price that was equal to the lowest price per share paid by any investor in such subsequent round of financing or (b) into Common Stock at a price per share equal to the trailing 20-day average stock price on the date of issuance of the
note.   In connection  with the  Commitment, we  issued warrants  to Soros  and
Maverick to purchase an aggregate of 52,497 of Common Stock at an exercise price equal to $5.10. Stockholder approval of the Note Conversion Provisions is being sought pursuant to this Proxy Statement. See Proposal No. 2 below.

        In connection with the Commitment, Soros and Maverick entered into a Subordination and Intercreditor Agreement with us and our Wells Fargo Retail Finance, LLC ("Wells Fargo") pursuant to which they have the right to purchase all of our obligations from Wells Fargo at any time if we are then in default under our credit facility with Wells Fargo.

        Offer to Exchange
        -----------------

        In January 2007, the Company commenced an exchange offer (the "Exchange Offer") pursuant to which it offered eligible employees and non-employee directors the opportunity to exchange, on a grant-by-grant basis: (a) their outstanding eligible stock options that were vested as of August 31, 2006 for restricted stock awards consisting of the right to receive restricted common stock of the Company (the "Restricted Stock Awards"); and (b) their outstanding eligible stock options that were not vested as of August 31, 2006 for deferred restricted stock unit awards consisting of rights to receive common stock of the Company on specified dates subsequent to vesting (the "Deferred Stock Unit Awards," and, together with the Restricted Stock Awards, the "Replacement Awards").

        In order to be eligible to participate in the Exchange Offer, an option holder was required to (a) have been an employee or non-employee director of the Company on the date of the Exchange Offer, (b) have neither ceased to be an employee or non-employee director, nor have submitted or received a notice of termination of employment or resignation, prior to the expiration of the Exchange Offer and (c) owned eligible options. Options eligible for exchange in the Exchange Offer were outstanding options granted under the Plans that, in each case, had an exercise price per share that is greater than $1.50.

        The number of Replacement Awards an eligible participant was eligible to receive in exchange for an eligible option was determined by a specific exchange ratio applicable to that option, as set forth in the Offer to Exchange included as an exhibit to the Schedule TO filed by the Company with the Securities and Exchange Commission in connection with the Exchange Offer (the "Offer to Exchange").

        Restricted Stock Awards granted pursuant to the Exchange Offer vested and became free from restriction one year from the date of the exchange, except if the grantee made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, then the restrictions on such Restricted Stock Award lapsed with respect only to the number of shares needed to satisfy any applicable tax withholding as of the date that the Company received such election, as more fully described in the Offer to Exchange. The minimum period for full vesting of Deferred Stock Unit Awards is two years from the date of exchange. The length of the vesting schedule applicable to each Deferred Stock Unit Award was based on the final vesting date of the option as of the date it was canceled in exchange for those deferred stock units, as follows:

                   Deferred Stock Unit Awards Vesting Schedule

-----------------------------------------------------------------------------------------------------
 Final Vesting Date of Eligible
   Stock Option as of Date of    Total Vesting Period of Deferred  Percentage of Deferred Stock Unit
          Cancellation                  Stock Unit Awards               Awards Vested Quarterly*
-----------------------------------------------------------------------------------------------------
     Prior to August 31, 2007                  2 years                            12 1/2%
-----------------------------------------------------------------------------------------------------
   On or after August 31, 2007                 3 years                             8 1/3%
-----------------------------------------------------------------------------------------------------

*Deferred Stock Unit Awards vest in substantially equal quarterly installments over the applicable vesting period, subject to the participant's continue employment with (or service on the Board of Directors of) the Company.

        The shares of common stock underlying the Deferred Stock Unit Award will be delivered on the Delivery Date. The Delivery Date is the date on which the earliest to occur of the following occurs:

           ---------------------------------------------------------------
                                     Delivery Date
           ---------------------------------------------------------------
           o 2 years from the date of grant (with respect to Deferred Stock Units exchanged for eligible options with a vesting date prior to August 31, 2007)
              OR
              3 years from the date of grant (with respect to Deferred Stock Units exchanged for eligible options with a vesting date on or after August 31, 2007)
           ---------------------------------------------------------------
           o  Death
           ---------------------------------------------------------------
           o The date on which the employee is "disabled" (as such term is defined in Section 409A(a)(2)(C) of the Internal Revenue of 1986, as amended (referred to as the "Code") and the official guidance issued thereunder)
           ---------------------------------------------------------------

        Melissa Payner-Gregor, the Company's chief executive officer, and Patrick C. Barry, the Company's chief financial officer, were not eligible to participate in the Exchange Offer, but previously participated in an exchange through each of their employment agreements, which are described in the Offer to Exchange. However, other executive officers of the Company, as well as non -employee directors, were eligible to participate in the Exchange Officer, and therefore may be deemed to have a material interest in the terms thereof.

        Pursuant to the Exchange Offer options to purchase an aggregate of 1,562,000 shares of Common Stock were exchanged in return for an aggregate of 47,247 Restricted Stock Awards and an aggregate of 39,440 Deferred Stock Unit Awards.

        The Exchange Offer was approved by the Board upon the recommendation of the Compensation Committee.

    June 2006 Private Placement

        In June 2006, the Company entered into a Stock Purchase Agreement (the "Purchase Agreement") with Soros, Maverick and investment entities and accounts managed and advised by Prentice Capital Management, LP ("Prentice" and, together with Maverick, the "Investors"), pursuant to which, among other things, the Company agreed to sell to Maverick and Prentice an aggregate of 6,097,561 shares of Common Stock at a price of $8.20 per share, in a private placement (the "Private Placement") for an aggregate of $50 million, half of which was agreed to be purchased by each Investor. The purchase price represented an 11% premium over the closing price of the Company's Common Stock as of the date that the definitive agreement was signed and announced. The Private Placement was consummated on June 15, 2006. At the closing, 20,301 shares were purchased by a holder of the Company's then-outstanding Series D Convertible Preferred Stock in connection with the exercise of its preemptive rights. This amount reduced on a pro rata basis the amount of shares Maverick and Prentice otherwise would have been entitled to purchase under the Purchase Agreement.

        In connection with the Private Placement, Soros converted all of its outstanding Series A, Series B, Series C, Series D, Series E and Series F Convertible Preferred Stock into 4,472,996 shares of the Company's Common Stock in accordance with the terms of such Preferred Stock. Approximately 566 shares of the Series D Convertible Preferred Stock, which were held by investors other than Soros, automatically converted into an aggregate of 107,393 shares of Common Stock in accordance with the terms of the Series D Convertible Preferred Stock. As a result of the Private Placement, and in accordance with the terms of the anti-dilution provisions contained in the Certificate of Powers, Designations, Preferences and Rights of Series F Convertible Preferred Stock, the conversion price of the Series F Convertible Preferred Stock was adjusted to $8.20 per share.

        On the date of the closing of the Private Placement, the Company paid Soros $25 million in cash, which represented $4,000,000 of the principal and $1,488,375 of accrued but unpaid interest on the outstanding convertible notes held by Soros (the "Convertible Notes") and substantially all of the accrued but unpaid dividends on the shares of Preferred Stock that were converted by Soros in connection with the Private Placement.

        The Company agreed with Soros, Maverick and Prentice that it would use commercially reasonable best efforts to register the resale of the shares of Common Stock sold in the Private Placement within 120 days of the Closing Date, and to cause a registration statement covering such shares to be declared effective within 180 days of the Closing Date. Such registration statement has since been filed and declared effective. The Company agreed to pay such selling stockholders' expenses in connection therewith (exclusive of any selling commissions or similar fees). In addition, the Company agreed to indemnify Soros, Maverick and Prentice for any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments, penalties (including, without limitation, reasonable attorneys' fees and expenses) actually suffered or incurred by them, arising out of or resulting from any breach of the Company's representations and warranties in the Purchase Agreement. Notwithstanding the foregoing, the Company has no obligation to compensate any of such parties for punitive damages and the Company's liability to each party under such indemnification provision cannot exceed 100% of the purchase price for the shares purchased by such party in the Private Placement. In addition, the Company agreed to indemnify Soros, Maverick and Prentice for certain liabilities arising under the registration statement referred to above.

        In connection with the Private Placement, the Company, Soros, Maverick and Prentice entered into a voting agreement (the "Voting Agreement"), pursuant to which Soros has the right to designate three designees to the Company's Board of Directors and each of Maverick and Prentice have the right to designate one designee, subject to minimum ownership thresholds and subject to compliance with applicable Nasdaq rules. The Voting Agreement also provides that one designee of Soros and the designee of each of Maverick and Prentice will have the right to serve on the Compensation Committee and the Governance and Nominating Committee of the Board of Directors, subject to compliance with Nasdaq's rules regarding independent directors serving on such committees, or Nasdaq's transitional rules, to the extent applicable. If the Board of Directors establishes an Executive Committee, the designees of Soros, Maverick and Prentice will be entitled to serve on such committee.

        Pursuant to the terms of the Purchase Agreement, Soros, Maverick and Prentice each agreed that it will not, without the approval of a majority of the independent directors of the Company (i) for a period of three years from the Closing Date, purchase or acquire, or agree to purchase or acquire, any shares of the Company's capital stock, subject to certain exceptions, including exceptions for (x) the purchase of shares pursuant to the Right of First Refusal (defined below) and, (y) after eighteen months from the Closing Date, a purchase by any Investor of shares of capital stock up to a level which does not equal or exceed the lesser of (A) 30% of the outstanding shares of our Common Stock at the time of such purchase, or (B) the ownership of Soros at the time of such purchase; or a purchase by Soros of shares of capital stock in an amount up to 15% of the outstanding shares of Common Stock on the Closing Date, (ii) for a period of five years from the Closing Date, except as provided in the Voting Agreement or the Purchase Agreement, join a partnership, limited partnership, syndicate or other group within the meaning of Section 13(d) of the Exchange Act, including a group consisting of other Investors for the purpose of acquiring, holding or voting any shares of capital stock of the Company, or
(iii) for a period of three years from the Closing Date, seek to commence a proxy contest or other proxy solicitation for the purposes of modifying the composition of the Board of Directors.

        The Purchase Agreement further provided that, subject to certain limited exceptions, Soros, Maverick and Prentice would not, for a period of six (6) months after the Closing Date, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to, any shares of capital stock of the Company.

        The Purchase Agreement also provided a right of first refusal (the "Right of First Refusal") to Soros, Maverick and Prentice to provide the financing in any private placement of the Company's Common Stock that it sought to consummate within one year of the Closing Date. The Right of First Refusal was subject to certain maximum ownership restrictions and certain other exceptions set forth in the Purchase Agreement.

        The Private Placement was approved by the Board upon the recommendation of a special committee comprised solely of independent directors.

Extension of Maturity Dates of Convertible Notes

        In February 2006, the maturity dates on the Convertible Notes issued to Soros in July and October 2003 was extended. The maturity dates of the Notes, which were originally due in January and April 2004, respectively, were each extended for one year, from May 1, 2006 to May 1, 2007. The Convertible Notes were repaid in full with the proceeds of the Private Placement, as more fully discussed above.

        The extension of the maturity dates on the Convertible Notes was approved by the Board with the Soros designees on the Board abstaining.

Transactions with Soros Relating to the Credit Facility

        Historically, the Company's credit facility was secured, in part, by a $2 million letter of credit issued by Soros in favor of the lender. The Company paid Soros an annual fee in connection with the issuance of such letter of credit, and granted Soros a lien on all of the Company's assets as security to Soros in the event that the lender was to draw down on the letter of credit. In July 2006, the lender agreed to release the Soros letter of credit.

                   PROPOSAL NO. 2  NOTE CONVERSION PROVISIONS

        As discussed above under the caption "Certain Relationships and Related Transactions," in March 2008, the Company entered into an agreement with Soros and Maverick pursuant to which they agreed to provide up to $3.0 million of financing to be evidenced by the issuance of the Subordinated Notes. As of the Record Date, Soros and Maverick owned 38% and 23%, respectively, of our issued and outstanding shares of Common Stock. The terms of the Subordinated Notes provide that, subject to stockholder approval of this Proposal No. 2, they will be convertible at the holder's option (a) into equity securities that the Company might issue in any subsequent round of financing at a price that will equal to the lowest price per share paid by any investor in such subsequent round of financing or (b) into common stock at a price per share equal to the trailing 20-day average stock price on the date of issuance of the Subordinated Notes (the "20-Day Average").

        Pursuant to the Nasdaq Rules, stockholder approval is required for any transaction involving the sale, issuance or potential issuance by a listed company of common stock (or securities convertible into or excercisable for common stock) equal to 20% or more of the presently outstanding stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the common stock. . When the number of shares of common stock to be issued in a transaction is indeterminable, the Nasdaq staff will look to the maximum potential issuance of shares of common stock to determine whether there will be an issuance of 20% or more of the outstanding common stock. In the case of securities referred to in the Nasdaq Rules as "future priced securities" for which the actual conversion price of the securities depends on the market price of the underlying security or other factors, such as, in the case of the conversion of the Subordinated Notes, the lowest price per share paid by any investor in any subsequent round of financing, so that the number of shares of common stock that will be issued is uncertain until conversion, the Nasdaq staff looks to the maximum potential issuance at the time such securities are issued. As a result, the Nasdaq Rules require stockholder approval prior to the issuance of "future priced securities."

        In addition, pursuant to the Nasdaq Rules, stockholder approval is required when an equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees or consultants. Nasdaq guidance interpreting this rule provides that the issuance of securities convertible into common stock by a company to its officers, directors, employees, or consultants, or an affiliated entity (which, for these purposes, Nasdaq may deem to include Soros and Maverick) of such person, in a private placement at a price less than the market value of the stock is considered a form of "equity compensation" and requires stockholder approval.

        Since the Subordinated Notes (i) are "future priced securities" and (ii) may be converted at the 20-Day Average, which may be less than the fair market vale of the common stock on the date of the issuance of the Subordinated Notes, the Board of Directors has determined that it is advisable to submit the Note Conversion Provisions to the Company's stockholders for their approval. Pending such approval, the Subordinated Notes are not convertible. Since Soros and Maverick collectively own over a majority of the outstanding shares of common stock, the requisite majority approval of the Note Conversion Provisions is assured.

        Given their substantial holdings of the issued and outstanding Voting Stock, Soros and Maverick each have substantial influence over whether, and the terms upon which, the Company may consummate any subsequent round of financing. Moreover, they have historically provided the Company with much of its needed capital. Although there can be no assurance that the Company will be able to raise additional capital, the Board of Directors believes that it will be substantially more difficult to raise additional, either from Soros, Maverick or a third party, in the event that the Note Conversion Provisions are not approved.

        The Board of Directors recommends a vote FOR approval of the Note Conversion Provisions.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accounting firm for the fiscal year ending December 31, 2008. The Company's financial statements for the 2007 fiscal year were audited by PwC.

        A representative of PwC will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

                                   Audit Fees

        The aggregate fees billed for professional services rendered by PwC for the audit of the Company's consolidated financial statements, including the reviews of the Company's condensed consolidated financial statements included in its quarterly reports on Form 10-Q, for fiscal 2007 and 2006 were approximately $264,000 and $210,000, respectively. In addition, the Company paid PwC approximately $8,000 in 2006 in connection with professional services rendered to the Company in connection with the Offer to Exchange filed on Schedule T/O. All of the foregoing services rendered by PwC were pre-approved by the Audit Committee.

                               Audit Related Fees

        Other than the fees described under the caption "Audit Fees" above, PwC did not bill any fees for services rendered to the Company during fiscal 2007 and 2006 for assurance and related services in connection with the audit or review of the Company consolidated financial statements.

                                    Tax Fees

        PwC did not bill the Company for any professional services rendered to the Company during fiscal 2007 and 2006 for tax compliance, tax advice or tax planning.

                                   Other Fees

        PwC did not bill the Company for any other professional services rendered during fiscal 2007 and 2006 other than those described under the caption "Audit Fees."

 Audit Committee Pre-Approval Policies

        The Company's policy is that, before PwC is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.

                                 OTHER BUSINESS

        The Board of Directors currently knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

        The Company's bylaws provide that a stockholder who intends to present a proposal for stockholder vote at the Company's next annual meeting must give written notice to the Secretary of the Company not less than 90 days prior to the date that is one year from the date of this annual meeting. Accordingly, any such proposal must be received by the Company before February 28, 2009. The notice must contain specified information about the proposed business and the stockholder making the proposal. If a stockholder gives notice of a proposal after the deadline, the Company's proxy holders will have discretionary authority to vote on this proposal when and if raised at the next annual meeting. In addition, in order to include a stockholder proposal in the Company's proxy statement and form of proxy for the next annual meeting, such proposal must be received by the Company at its principal executive offices no later than the close of business on December 30, 2008 and must otherwise comply with the rules of the Commission for inclusion in the proxy materials.

                              COST OF SOLICITATION

        The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. Directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                             By Order of the Board of Directors,

                                             /s/ DAVID WASSONG
                                             -----------------------------------
                                             DAVID WASSONG
                                             Interim Chairman of the Board

Dated: April 29, 2008

                                                                         ANNEX A

                         CHARTER OF THE AUDIT COMMITTEE

                                     OF THE

                               BOARD OF DIRECTORS

                                       OF

                                  BLUEFLY, INC.

I.    AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of Bluefly, Inc. (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor and review the processes pursuant to which the Company's financial statements are prepared and audited, the fairness of those financial statements and monitor and ensure the adequacy of the Company's systems of internal controls regarding finance, accounting, and legal compliance.

o Appoint and monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication between the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities, and it shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other financial consultants or experts it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of directors determined by the Board of Directors to meet the listing standards of The Nasdaq Stock Market, or such other market or exchange on which the Company's securities may be primarily traded at any time in the future. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs.

Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee will have regular meetings at least four times per year (which should coincide with, and precede, the Company's public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Section 1.    Review Procedures
              -----------------

1.        Review and reassess the adequacy of this Charter at least annually.

2. Review the Company's annual audited financial statements, related disclosures, including the MD&A portion of the Company's filings, and discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including (a) significant issues and disagreements regarding accounting principles, practices and judgments, (b) any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) the effect of using different accounting principles, practices and judgments.

3. Review and discuss with management and with the independent auditors the Company's quarterly earnings releases and reports prior to public distribution.

4. Review any reports or other documents filed with the Securities and Exchange Commission that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

5. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

6. Review written reports and significant findings prepared by the independent auditors, if any, and if appropriate, discuss the information contained in the reports with the independent auditors. Review management's responses, if any, to such reports and findings, including the status of previous recommendations.

7. Receive copies of reports to management prepared by the independent auditors and management's responses to any such reports. Obtain confirmation from the independent auditors that the Company is in compliance with its financial reporting requirements.

8. Review, annually, the procedures, structure, and qualifications of the Company's financial reporting personnel. Discuss with the independent auditors the performance of the financial reporting personnel and any recommendations the independent auditors may have.

9. Review and approve the partners or managers of the independent auditors who were engaged on the Company's audit.

10. To the extent that they have not been reviewed by the Compensation Committee of the Board of Directors or another committee of the Board of Directors composed of independent directors, review related party transactions and transactions involving conflicts of interest with officers and directors, whenever possible in advance of the creation of such transaction or conflict. Cause to be reviewed compensation, expenses, perquisites and related party transactions with officers and directors to verify that they are in accordance with corporate policies and with any agreements or arrangements approved by the Board of Directors.

11. Review and approve the disclosures required to be included in the Form 10-K relating to management's establishment of adequate internal controls and management's assessment of the effectiveness of such controls.

12. Review disclosures made to the Audit Committee by the Company's chief executive officer and chief financial officer during their certification process for the periodic reports filed with the Commission about any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting and any fraud involving management or other employees who have a significant role in the Company's internal control function.

13. Review with the independent auditor and management the internal and disclosure control functions required to comply with the rules of the Commission including the responsibilities, budget, qualifications and staffing and any recommended changes in the planned scope of the personnel responsible for implementing and maintaining the Company's internal controls.

Section 2.    Independent Auditors
              --------------------

14. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall review the independence and performance of the independent auditors and the experience and qualifications of the senior members of the independent auditor team. The Audit Committee shall annually appoint the independent auditors or approve any discharge of the independent auditors when circumstances warrant.

15. Approve the audit fees and other significant compensation to be paid to the independent auditors.

16. Approve the retention and related fees of the independent auditors for any significant non-audit services and consider whether the provision of these other services is compatible with maintaining the auditors' independence consistent with applicable standards.

17.       On  an  annual basis,  the  Audit  Committee should  receive from  the independent  auditors  a  formal  written  statement  delineating  all relationships between the independent auditors and the Company and representing to the Company the independent auditors' independence consistent with applicable standards. The Audit Committee should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take, appropriate action to ensure the independence of the auditors.

18. Review the independent auditors' audit plan - discuss scope, staffing, reliance upon management and audit approach.

19. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants: A Statement of Auditing Standards No. 61 including such matters as (i) the consistency of application of the Company's accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Company's accounting policies; (iv)
          estimates, judgments and  uncertainties; (v) unusual  transactions and
          (vi) accounting policies relating to significant financial statements items, including the timing of transactions and the period in which they are recorded.

20. Obtain and consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting; the discussion should include such issues as the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates the clarity of the Company's financial disclosures and other significant decisions made by management in preparing the financial disclosures.

Section 3.    Legal Compliance
              ----------------

21. On at least an annual basis, review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Section 4.    Other Audit Committee Responsibilities
              --------------------------------------

22.       Annually  prepare  a  report  to  shareholders  as   required  by  the
          Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

23.       Report Audit Committee actions to the Board of Directors on a  regular
          basis  including  any   recommendations  the  Audit   Committee  deems
          appropriate.

24. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

25. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

26. Review financial and accounting personnel succession planning within the Company.

27. The Audit Committee will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommend any changes to the full Board.

                                                                         ANNEX B

                                  BLUEFLY, INC.

                    NOMINATING & GOVERNANCE COMMITTEE CHARTER

                          (Adopted as of June 16, 2004)

          The board of directors of Bluefly, Inc. (the "Company") has established the Nominating & Governance Committee of the Board of Directors of the Company (the "Board").

          (a)   Purposes

          The purposes of the Nominating and Governance Committee are:

          o To assist the Board by identifying individuals qualified to become Board members, and setting criteria for, and evaluating, candidates for director nominees, and to recommend to the Board the director nominees for election at the annual meetings of stockholders or for appointments to fill vacancies;

          o To recommend to the Board director nominees for each committee of the Board;

          o To advise the Board about appropriate composition of the Board and its committees;

          o To advise the Board about and recommend to the Board appropriate corporate governance practices and to assist the Board in implementing those practices;

          o To lead the Board in its annual review of the performance of the Board and its committees; and

          o To perform such other functions as the Board may assign to the Nominating & Governance Committee from time to time.

          (b)   Composition

          The Nominating & Governance Committee shall consist of at least two members of the Board. The Board shall appoint the members of the Nominating & Governance Committee. The Board may remove or replace any member of the Nominating & Governance Committee at any time. The composition of the Nominating & Governance Committee shall, at all times, be in compliance with all applicable listing standards of The Nasdaq Stock Market, or such other market or exchange on which the Company's securities may be primarily traded at any time in the future.

          (c)   Authority and Responsibilities

          The Nominating & Governance Committee is delegated all the authority of the Board as may be required or advisable to fulfill the purposes of the Nominating & Governance Committee. The Nominating & Governance Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Without limiting the generality of the preceding statements, the Nominating & Governance Committee shall have authority, and is entrusted with the responsibility, to do the following actions:

      1. The Nominating & Governance Committee shall prepare and recommend to the Board for adoption corporate governance guidelines.

      2. The Nominating & Governance Committee shall assess individuals qualified to become directors for recommendation to the Board. The Nominating & Governance Committee's assessment as to the qualifications of director candidates shall include, without limitation, consideration of diversity, skill, specialized expertise, experience, business acumen, understanding of strategy and policy-setting. Depending upon the Company's then-current needs, certain factors may be weighed more or less heavily.

      3. The Nominating & Governance Committee shall establish, review and modify as appropriate policies and procedures for submission of recommendations for director candidates by stockholders to the Nominating & Governance Committee and evaluating nominees for director recommended by stockholders.

      4.  Each year, the Nominating & Governance Committee shall:

             o review the advisability or need for any changes in the number and composition of the Board;
             o review the advisability or need for any changes in the number, charters or titles of committees of the Board;
             o recommend to the Board the composition of each committee of the Board and the individual director to serve as chairperson of each committee;
             o ensure that the chairperson of each committee report to the Board about the committee's annual evaluation of its performance, to be discussed with the full Board following the end of each fiscal year; and
             o review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

      5. The Nominating & Governance Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay the fees and expenses of such outside advisors.

          (d)   Procedures

      1. Meetings. The Nominating & Governance Committee shall meet at the call of its chairperson, two or more members of the Nominating and Governance Committee, or the Chairman of the Board. Meetings may, at the discretion of the Nominating & Governing Committee, include members of the Company's management, independent consultants, and such other persons as the Nominating & Governance Committee or its chairperson may determine. The Nominating & Governance Committee may meet in person, by telephone conference call, or in any other manner in which the Board is permitted to meet under law or the Company's bylaws. The Nominating & Governance Committee shall keep a written record of its meetings and actions and shall file a copy of such record of its meetings and actions and shall file a copy of such record in the corporate minutes of the Company.

      2. Quorum and Approval. A majority of members of the Nominating & Governance Committee shall constitute a quorum. The Nominating & Governance Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Nominating & Governance Committee may also act by unanimous written consent in lieu of a meeting.

      3. Rules. The Nominating & Governance Committee may determine additional rules and procedures, including designation of a chairperson pro tempore in the absence of the chairperson and designation of a secretary of the Nominating & Governance Committee, at any meeting thereof.

      4. Reports. The Nominating & Governance Committee shall make regular reports to the Board, directly or through the chairperson.

      5. Review of Charter. Each year the Nominating & Governance Committee shall review the need for changes in this Charter and recommend any proposed changes to the Board for approval.

      6. Performance Review. Each year the Nominating & Governance Committee shall review and evaluate its own performance and shall submit itself to the review and evaluation of the Board.

[FRONT]
                                  BLUEFLY, INC.
                                  -------------
                                      PROXY
                                      -----
                          Annual Meeting, May 29, 2008
                          ----------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints MELISSA PAYNER AND BARRY ERDOS as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Voting Stock of Bluefly, Inc. held on record by the undersigned on April 25, 2008 at the Annual Meeting of Stockholders to be held on May 29, 2008, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                (Continued and to be signed on the reverse side.)

[x] Please mark your
votes as in this
example.

                        VOTE FOR            VOTE FOR              VOTE WITHHELD
                     ALL NOMINEES      ALL NOMINEES, except         AUTHORITY
                                    as marked to the contrary    FROM ALL NOMINEES
                                             below                                                          FOR  AGAINST  ABSTAIN
1. ELECTION
   OF DIRECTORS                                                                     2. PROPOSAL TO APPROVE
                        ------               ------                   ------           THE NOTE CONVERSION
Nominees:               |    |               |    |                   |    |           PROVISIONS.
  Riad Abrahams         ------               ------                   ------
  Barry Erdos
  Ann Jackson
  Christopher G.
  McCann
  Martin Miller
  Neal Moszkowski
  Melissa Payner
  Anthony Plesner
  David Wassong
  Lawrence Zigerelli

                                                                 The undersigned acknowledges receipt of the accompanying Proxy
                                                                 Statement dated April 29, 2008.

                                                                 SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL
                                                                 MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS
                                                                 ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT
                                                                 TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING
                                                                 OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE
                                                                 UNDERSIGNED.

                        SIGNATURE IF HELD JOINTLY                                          DATE

SIGNATURE OF STOCKHOLDER
NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.